UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2006

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On July 27, 2006, senior management of APAC Customer Services, Inc. (the "Company") held a conference call to discuss the Company's financial results for the second quarter ended July 2, 2006. A copy of the transcript of that teleconference is attached hereto as Exhibit 99.1 and incorporated in this filing in its entirety.

On August 2, 2006, and from time to time thereafter, members of the Company’s management will meet with analysts and prospective investors. A copy of the presentation made by the Company is attached hereto as Exhibit 99.2.

The information included in Exhibits 99.1 and 99.2 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Transcript of July 27, 2006 Earnings Teleconference.

Exhibit 99.2 Investor Presentation, dated August 2, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

August 2, 2006	By:	George H. Hepburn

Name: George H. Hepburn
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of July 27, 2006 Earnings Teleconference.
99.2	Investor Presentation, dated August 2, 2006.